Offerings - Offering: 1	Nov. 10, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Class B Limited Partner Interest
Amount Registered | shares	1,400,000
Proposed Maximum Offering Price per Unit	1,000
Maximum Aggregate Offering Price	$ 1,400,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 193,340